Exhibit 10.8

FIRST AMENDMENT TO LOAN AGREEMENT

Dated as of May 17, 2017
Among
THE ENTITIES LISTED ON SCHEDULE I-A
collectively, as Borrower
and

THE ENTITIES LISTED ON SCHEDULE I-B,
collectively, as Operating Lessee
and
DEUTSCHE BANK AG, NEW YORK BRANCH,
CITIGROUP GLOBAL MARKETS REALTY CORP., and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
collectively, as Lender

Exhibit 10.8

FIRST AMENDMENT TO LOAN AGREEMENT
THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of May 17, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), among DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and/or assigns, “DBNY”), CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, have an address at 390 Greenwich Street, New York, New York 10013 (together with its successors and/or assigns, “Citi”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “JPM” and together with Citi and DBNY and each of their respective successors and/or assigns, collectively, “Lender”), THE ENTITIES LISTED ON SCHEDULE I-A, each a Delaware limited liability company (together with each of their respective permitted successors and assigns, collectively, “Borrower” and each sometimes referred to herein individually as an “Individual Borrower”) and THE ENTITIES LISTED ON SCHEDULE I-B, each a Delaware limited liability company (together with each of their respective permitted successors and assigns, “Operating Lessee”).
W I T N E S S E T H:
WHEREAS, Lender has made a loan in the original principal amount of Eight Hundred Five Million and No/100 Dollars ($805,000,000.00) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of April 28, 2017 (the “Original Loan Agreement”), by and among Borrower, Operating Lessee and Lender, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement and hereinafter referred to as the “Original Loan Documents”)); and
WHEREAS, Borrower, Operating Lessee and Lender desire to execute this Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Amended Loan Agreement”) and the other Original Loan Documents (the Original Loan Documents, as so amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, with the Amended Loan Agreement, the “Amended Loan Documents”) as set forth herein.
NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
A G R E E M E N T:

Exhibit 10.8

Section 1.Definitions. Effective as of May 17, 2017, the definition of “Component Spread” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:
“Component Spread” shall mean, (a) with respect to Component A, 0.85800000000000% per annum; (b) with respect to Component B, 2.34755837531731% per annum; (c) with respect to Component C, 2.51755837531731% per annum; (d) with respect to Component D, 3.31755837531731% per annum; (e) with respect to Component E, 3.55800000000000% per annum and (f) with respect to Component F, 4.50800000000000% per annum.
Section 2.    Components of the Loan.    Effective as of May 17, 2017, Section 2.1.2 of the Loan Agreement is hereby deleted in its entirety and replaced by the following:
2.1.2    Components of the Loan. For purposes of the computation of the interest accrued on the Loan from time to time and certain other computations set forth herein, the Loan shall be divided into multiple components designated as “Component A”, “Component B”, “Component C”, “Component D”, “Component E” and “Component F”. The following table sets forth the initial principal amount of each such Component.

Component	Initial Principal Amount

Component A	$266,215,789
Component B	$95,500,000
Component C	$70,990,526
Component D	$93,809,474
Component E	$147,897,895
Component F	$130,586,316
Section 3.    Omnibus Amendment. As of the date hereof, each reference in any of the Original Loan Documents to the defined terms which have been modified pursuant to this Amendment shall be deemed to be a reference to each such defined term as so modified.
Section 4.    Ratification. By their signatures below, each Guarantor hereby agrees and consents to this Amendment and ratifies and confirms as to itself all of the terms and provisions set forth in the Guaranty, the Environmental Indemnity and each of the other Original Loan Documents to which it is a party (as each of the Original Loan Documents are amended or otherwise modified on the date hereof by this Amendment), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Amendment. Except as modified and amended by this Amendment, the Original Loan Agreement and the respective obligations of Lender, Borrower, Operating Lessee and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

Exhibit 10.8

Section 5.    References. From and after the date hereof, (i) all references in the Original Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Original Loan Agreement shall mean the Amended Loan Agreement as modified hereby, (ii) all references in the other Original Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement as modified hereby, (iii)  all terms in the Original Loan Documents which, by the terms thereof, have the meanings set forth in the “Loan Agreement” shall have the respective meanings set forth in the Amended Loan Agreement as modified hereby, (iv) all references in an Original Loan Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Original Loan Document shall mean the corresponding Amended Loan Document and (v) all references in the Original Loan Documents to the “Loan Documents” shall mean the Amended Loan Documents, collectively (and any reference to any particular Loan Document shall mean the corresponding Amended Loan Document).
Section 6.    Full Force and Effect.
(a)    All of the terms, covenants, and conditions contained in the Original Loan Agreement and the Original Loan Documents shall be and remain in full force and effect, except as specifically modified in this Amendment, and are hereby ratified, reaffirmed and republished in their entirety by the parties hereto. It is expressly understood that the execution and delivery of this Amendment does not and shall not (i) give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of Lender’s, Borrower’s, Operating Lessee’s or Guarantor’s obligations under the Original Loan Documents or the enforcement thereof, (ii) operate as a waiver of any of Lender’s, Borrower’s or Operating Lessee’s rights, powers or privileges under the Original Loan Documents, or (iii) prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Lender, Borrower or Operating Lessee under the Original Loan Documents or any other documents executed by Borrower, Guarantor or Operating Lessee for the benefit of Lender in connection with the Loan. In addition, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations pursuant to the Original Loan Documents or by any other document executed in connection therewith by reason of this Amendment.
(b)    Notwithstanding any provision in any of the Original Loan Documents to the contrary, the provisions in this Amendment shall apply from and after the date hereof until such time as the Debt is indefeasibly paid in full. This Amendment shall be a “Loan Document” for all purposes under the Amended Loan Agreement.
Section 7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.    No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.
Section 9.    Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to its conflicts of law principles

Exhibit 10.8

(other than Section 5-1401 of the New York General Obligations Law). If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.
Section 10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
Section 11.    Entire Agreement. This Amendment constitutes the entire agreement between Borrower, Operating Lessee and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
Section 12.    Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Loan Agreement.
Section 13.    Exculpation. The provisions of Section 10.1 of the Original Loan Agreement are hereby incorporated by reference into this Amendment to the same extent and with the same force as if fully set forth herein.
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Exhibit 10.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date first above written.

BORROWER:

HIT PORTFOLIO I OWNER, LLC
HIT PORTFOLIO I BHGL OWNER, LLC
HIT PORTFOLIO I PXGL OWNER, LLC
HIT PORTFOLIO I GBGL OWNER, LLC
HIT PORTFOLIO I NFGL OWNER, LLC
HIT PORTFOLIO I MBGL 950 OWNER, LLC, each a Delaware limited liability company
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
HIT PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership
By: HIT Portfolio I NTC Owner GP, LLC, its general partner
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
HIT PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership
By: HIT Portfolio I NTC Owner GP, LLC, its general partner
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Exhibit 10.8

OPERATING LESSEE:

HIT PORTFOLIO I TRS, LLC
HIT PORTFOLIO I HIL TRS, LLC
HIT PORTFOLIO I MCK TRS, LLC
HIT PORTFOLIO I MISC TRS, LLC
HIT PORTFOLIO I DEKS TRS, LLC,
each a Delaware limited liability company
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
HIT PORTFOLIO I NTC HIL TRS, LP, a Delaware limited partnership
By: HIT Portfolio I NTC TRS GP, LLC, its general partner
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
HIT PORTFOLIO I NTC TRS, LP, a Delaware limited partnership
By: HIT Portfolio I NTC TRS GP, LLC, its general partner
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
[SIGNATURE(S) CONTINUE ON FOLLOWING PAGE]

Exhibit 10.8

LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH
By: s/s David Goodman_____
Name: David Goodman
Title: Managing Director

By: s/s Lisa Paterson__________
Name: Lisa Paterson
Title: Managing Director
CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation
By: s/s Harry Kramer________
Name: Harry Kramer
Title: Vice President
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America
By:s/s Anthony Shaskus_______
Name: Anthony Shaskus
Title: Vice President

[SIGNATURE(S) CONTINUE ON FOLLOWING PAGE]

Exhibit 10.8

Each of the undersigned hereby acknowledges and consents to the amendment of the Original Loan Agreement and the Original Loan Documents pursuant to this Amendment, and agrees that the liability of the undersigned under the Guaranty, the Environmental Indemnity and each of the other Original Loan Documents (as each of the Original Loan Documents are amended or otherwise modified on the date hereof by this Amendment) to which it is a party (collectively, the “Guarantor Documents”) shall not be affected as a result of this Amendment or any other documents executed in connection therewith, and hereby ratifies the Guarantor Documents in all respects and confirms that the Guarantor Documents are and shall remain in full force and effect.

GUARANTOR:
HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By: Hospitality Investors Trust, Inc., a Maryland corporation, its general partner
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary
HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Exhibit 10.8

SCHEDULE I-A
BORROWER

1.	HIT Portfolio I Owner, LLC

2.	HIT Portfolio I GBGL Owner, LLC

3.	HIT Portfolio I MBGL 950 Owner, LLC

4.	HIT Portfolio I PXGL Owner, LLC

5.	HIT Portfolio I NFGL Owner, LLC

6.	HIT Portfolio I BHGL Owner, LLC

7.	HIT Portfolio I DLGL Owner, LP

8.	HIT Portfolio I NTC Owner, LP

Schedule I-A-1

Exhibit 10.8

SCHEDULE I-B
OPERATING LESSEE

1.	HIT Portfolio I TRS, LLC

2.	HIT Portfolio I HIL TRS, LLC

3.	HIT Portfolio I MCK TRS, LLC

4.	HIT Portfolio I MISC TRS, LLC

5.	HIT Portfolio I DEKS TRS, LLC

6.	HIT Portfolio I NTC TRS, LP

7.	HIT Portfolio I NTC HIL TRS, LP

Schedule I-B-1